Exhibit 99.3

MEDICINE MAN TECHNOLOGIES, INC.

BALANCE SHEETS

(UNAUDITED)

Expressed in U.S. Dollars

	Medicine Man Tech	Denver Consulting Group	Eliminations	Acquisition	Total
	September 30, 2017	September 30, 2017	September 30, 2017	September 30, 2017	September 30, 2017

Assets
Current assets
Cash and cash equivalents	$826,257	$216,129	$114,502	$–	$927,884
Accounts receivable, net	356,940	83,234	83,234	–	356,940
Accounts receivable - related party	41,962	–	–	–	41,962
Inventory	87,685	–	–	–	87,685
Short-term note receivable	286,455	–	–	–	286,455
Other assets	106,811	1,116	1,116	–	106,811
Total current assets	1,706,110	300,479	198,852	–	1,807,737

Non-current assets
Fixed assets, net accumulated depreciation	$155,529	$26,833	$26,833	$–	$155,529
Intangible assets, net accumulated amortization	89,340	–	–	–	89,340
Goodwill	6,301,080	–	–	3,003,226	9,304,306
Total non-current assets	6,545,949	26,833	26,833	3,003,226	9,549,175

Total assets	$8,252,059	$327,312	$225,685	$3,003,226	$11,356,912

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable	$44,189	$435	$435	$–	$44,189
Accounts payable - related party	9,776	–	–	–	9,776
Derivative liability	159,105	–	–	–	159,105
Other liabilities	–	23,857	9,157	–	14,700
Total current liabilities	213,070	24,292	9,592	–	227,770

Long-term liabilities
Note payable - related party	$58,280	$–	$–	$–	$58,280
Convertible loan	675,000	–	–	–	675,000
Total long-term liabilities	733,280	–	–	–	733,280

Total liabilities	946,350	24,292	9,592	–	961,050

Shareholders’ equity
Common stock $0.01 par value	$20,246	$–	$–	$2,258	$22,504
Additional paid-in capital	11,345,374	–	–	3,000,968	14,346,342
Additional paid-in capital - Warrants	2,100,318	–	–	–	2,100,318
Shareholder distributions	–	(268,975)	(268,975)	–	–
Accumulated other comprehensive income (loss)	–	–	–	–	–
Retained earnings	(6,160,229)	571,995	485,068	–	(6,073,302)
Total shareholders' equity	7,305,709	303,020	216,093	3,003,226	10,395,862

Total liabilities and stockholders’ equity	$8,252,059	$327,312	$225,685	$3,003,226	$11,356,912

See accompanying notes to the financial statements

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MEDICINE MAN TECHNOLOGIES, INC.

STATEMENT OF COMPREHENSIVE (LOSS) AND INCOME

(UNAUDITED)

For the Nine Months Ended September 30, 2017

Expressed in U.S. Dollars

	Medicine Man Tech	Denver Consulting Group	Eliminations	Acquisition	Total
	September 30, 2017	September 30, 2017	September 30, 2017	September 30, 2017	September 30, 2017

Operating revenues
Product sales	$506,900	$–	$–	$–	$506,900
Product sales - related party	184,711	–	–	–	184,711
Licensing fees	848,816	–	–	–	848,816
Consulting fees	805,086	981,598	134,692	–	1,651,992
Consulting fees - related party	–	16,998	–	–	16,998
Seminar fees	6,239	–	–	–	6,239
Total revenue	2,351,752	998,596	134,692	–	3,215,656

Cost of services
Cost of services	$694,018	$–	$–	$–	$694,018
Cost of services - related party	40,327	–	–	–	40,327
Subcontractors	–	68,069	47,043	–	21,026
Salaries	–	214,767	–	–	214,767
Licensing, subscriptions and permits	–	500	–	–	500
Total cost of services	734,345	283,336	47,043	–	970,638

Gross profit	$1,617,407	$715,260	$87,649	$–	$2,245,018

Operating expenses
General and administrative	$735,018	$103,589	$722	$–	$837,885
Professional services	384,278	21,546	–	–	405,824
Insurance	–	33,344	–	–	33,344
Acquisition costs	141,301	–	–	–	141,301
Stock based compensation	4,644,318	–	–	–	4,644,318
Officers/Directors incentive compensation	90,823	–	–	–	90,823
Travel	–	27,511	–	–	27,511
Advertising	136,436	21,995	–	–	158,431
Salaries	220,365	–	–	–	220,365
Total operating expenses	$6,352,539	$207,985	$722	$–	$6,559,802

Income from operations	$(4,735,132)	$507,275	$86,927	$–	$(4,314,784)

Other income/expense
Interest income	$(22,439)	$–	$–	$–	$(22,439)
Net loss on derivative	4,706	–	–	–	4,706
Interest expense related to convertible notes	66,965	–	–	–	66,965
Loss on management fee contracts	70,257	–	–	–	70,257
Net unrealized loss on available for sale securities	14,457	–	–	–	14,457
Other income	(219)	689	–	–	470
Total other expense	$133,727	$689	$–	$–	$134,416

Net income (loss) before income taxes	$(4,868,859)	$506,586	$86,927	$–	$(4,449,200)

Income tax expense	–	–	–	–	–

Net income (loss)	$(4,868,859)	$506,586	$86,927	$–	$(4,449,200)

Other comprehensive income (loss), net of tax
Net unrealized (loss) on available for sale securities	–	–	–	–	–
Total other comprehensive income (loss), net of tax	$–	$–	$–	$–	$–

Comprehensive loss	$(4,868,859)	$506,586	$86,927	$–	$(4,449,200)

See accompanying notes to the financial statements

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MEDICINE MAN TECHNOLOGIES, INC.

BALANCE SHEETS

(UNAUDITED)

Expressed in U.S. Dollars

	Medicine Man Tech	Denver Consulting Group	Eliminations	Acquisition	Total
	December 31, 2016	December 31, 2016	December 31, 2016	December 31, 2016	December 31, 2016

Assets
Current assets
Cash and cash equivalents	$351,524	$32,495	$–	$–	$384,019
Accounts receivable, net	25,000	45,564	–	–	70,564
Available for sale securities	13,998	–	–	–	13,998
Short-term note receivable	264,016	–	–	–	264,016
Other assets	27,479	4,123	–	–	31,602
Total current assets	682,017	82,182	–	–	764,199

Non-current assets
Fixed assets, net accumulated depreciation	$42,126	$34,085	$–	$–	$76,211
Intangible assets, net accumulated amortization	3,708	–	–	–	3,708
Goodwill	–	–	–	3,003,226	3,003,226
Total non-current assets	45,834	34,085	–	3,003,226	3,083,145

Total assets	$727,851	$116,267	$–	$3,003,226	$3,847,344

Liabilities and Stockholders’ Equity

Current liabilities
Derivative liability	$294,002	$–	$–	$–	$294,002
Accounts payable - related party	–	1,282	–	–	1,282
Short-term loan payable	–	30,820	–	–	30,820
Customer deposits	–	74,632	–	–	74,632
Other liabilities	175	9,571	–	–	9,746
Total current liabilities	294,177	116,305	–	–	410,482

Long-term liabilities
Convertible loan	$810,000	$–	$–	$–	$810,000
Total long-term liabilities	810,000	–	–	–	810,000

Total liabilities	1,104,177	116,305	–	–	1,220,482

Shareholders’ equity
Common stock $0.01 par value	$10,403	$–	$–	$2,258	$12,661
Additional paid-in capital	1,026,052	–	–	3,000,968	4,027,020
Distributions	–	(65,447)	–	–	(65,447)
Accumulated other comprehensive income (loss)	(4,303)	–	–	–	(4,303)
Retained earnings	(1,408,478)	65,409	–	–	(1,343,069)
Total shareholders' equity	(376,326)	(38)	–	3,003,226	2,626,862

Total liabilities and stockholders’ equity	$727,851	$116,267	$–	$3,003,226	$3,847,344

See accompanying notes to the financial statements

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Basis of Presentation

On May 5, 2017, the Company entered into a Merger Agreement with Denver Consulting Group, LLC, a Colorado corporation, in order to facilitate our acquisition of this entity. Also, on or about May 5, 2017, a majority of the holders of our Common Stock ratified in writing their approval of the proposed Merger with Denver Consulting Group, LLC (hereinafter referred to as the “DCG Transaction.”) The Transaction become effective on July 21, 2017 upon the filing of Statement of Merger with the Secretary of State in Colorado and Statement of Share Exchange and Articles of Exchange with the Colorado Secretary and (the “Effective Time”).

At the Effective Time we issued an aggregate of 2,258,065 shares of our Common Stock to the DCG members in exchange for 100% of the ownership of the company. DCG became a wholly owned subsidiary of our Company.

On the Effective Date the Company assumed assets and liabilities related to revenue transactions, and all of their plans of operation.

Our current stockholders were diluted by the issuance of shares of our Common Stock in the Transactions and may be diluted by future issuances of securities and sales of our securities to satisfy our working capital needs

The pro forma financial statements have been compiled from and include:

a)	an unaudited pro forma balance sheet combining the unaudited balance sheets as of September 30, 2017 and giving effect to the transaction as if it occurred on September 30, 2017,
a.	the Medicine Man Tech column represents only the Medicine Man Tech figures at September 30, 2017
b.	the Denver Consulting Group column represents the consolidation of this acquisition
c.	the Eliminations column represents the elimination of the consolidation. This elimination represents the elimination of the period from July 21, 2017 to September 30, 2017 where DCG activity is shown in both the DCG column and the MMT column.

b)	an unaudited pro forma statement of operations combining the unaudited statement of operations for the nine months ended September 30, 2017,
a.	the Medicine Man Tech column represents the consolidated Medicine Man Tech figures at September 30, 2017, which includes DCG from July 21, 2017 forward
b.	the Denver Consulting Group column represents the consolidation of this acquisition
c.	the Eliminations column represents the eliminations of the consolidation. This elimination represents the elimination of the period from July 21, 2017 to September 30, 2017 where DCG activity is shown in both the DCG column and the MMT column.

Based on the review of the accounting policies of DCG and Medicine Man Technologies, there are no material accounting differences between the accounting policies of the companies. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Medicine Man Technologies.

The Acquisition column represents the Medicine Man Technologies acquisition of DCG during 2017.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with DCG and accounting policies.

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